Exhibit 99.2
Boise Inc.
Quarterly Statistical Information

	2012
	Q1	Q2	Q3	Q4	YTD
Packaging
Sales Volumes
Linerboard, Total (short tons)	152,620	145,958	155,743		454,321
Linerboard, External Sales (short tons)	52,974	38,168	36,539		127,681
Newsprint (short tons)	54,767	58,265	60,023		173,055
Corrugated Containers and Sheets (mmsf)	2,433	2,485	2,584		7,502
Net Sales Price (a)
Linerboard, Total, Mill ($/short ton)	$449	$452	$462		$455
Linerboard, External Sales, Mill ($/short ton)	$398	$404	$421		$406
Newsprint Mill ($/short ton)	$540	$542	$537		$540
Corrugated Containers and Sheets ($/msf)	$76	$76	$76		$76
Depreciation & Amortization (000)	$15,485	$15,149	$14,823		$45,457
Capital Spending (000)	$6,600	$11,938	$13,347		$31,885

Paper
Sales Volumes
Commodity UFS (short tons)	203,332	197,652	195,276		596,260
Premium and Specialty UFS (short tons)	121,771	114,862	118,559		355,192
Total UFS	325,103	312,514	313,835		951,452
Corrugating Medium (short tons)	32,549	34,159	33,709		100,417
Market Pulp (short tons)	8,489	10,346	18,474		37,309
Net Sales Price (a)
Commodity UFS ($/short ton)	$910	$901	$898		$903
Premium and Specialty UFS ($/short ton)	$1,087	$1,094	$1,100		$1,094
Corrugating Medium ($/short ton)	$482	$481	$509		$491
Market Pulp ($/short ton)	$477	$481	$449		$464
Depreciation & Amortization (000)	$21,215	$21,305	$21,812		$64,332
Capital Spending (000)	$14,862	$16,282	$15,654		$46,798

Total Company
EBITDA (000) (b)	$87,408	$75,149	$59,182		$221,739
EBITDA Excluding Special Items (000) (b)	$87,408	$75,149	$90,470		$253,027
Net Income Per Share: Basic	$0.22	$0.14	$0.04		$0.39
Net Income Per Share: Diluted	$0.21	$0.14	$0.04		$0.38
Net Income per diluted share excluding special items (b)	$0.21	$0.14	$0.23		$0.57
Free cash flow (000) (b)	$8,346	$12,324	$62,311		$82,981
____________

(a)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(b)	Reconciliations of net income (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income to net income excluding special items, and free cash flow are provided as an appendix.

Boise Inc.
Quarterly Statistical Information

	2011
	Q1	Q2	Q3	Q4	YTD
Packaging
Sales Volume
Linerboard, Total (short tons)	137,866	154,176	156,518	157,900	606,460
Linerboard, External Sales (short tons)	61,939	55,479	55,270	57,478	230,166
Corrugated Containers and Sheets (mmsf) (a)	1,912	2,228	2,284	2,297	8,720
Newsprint (short tons)	54,566	59,695	57,942	58,557	230,760
Net Sales Price (b)
Linerboard, Total, Mill ($/short ton)	$451	$462	$464	$457	$459
Linerboard, External Sales, Mill ($/short ton)	$424	$425	$427	$413	$422
Corrugated Containers and Sheets ($/msf) (a)	$63	$69	$70	$67	$67
Newsprint Mill ($/short ton)	$542	$540	$541	$541	$541
Depreciation & Amortization (000)	$10,973	$12,849	$13,044	$13,681	$50,547
Capital Spending (000)	$7,870	$9,756	$10,285	$21,286	$49,197

Paper
Sales Volume
Commodity UFS (short tons)	197,237	195,663	193,562	184,508	770,970
Premium and Specialty UFS (short tons)	113,627	117,079	118,482	109,622	458,810
Total UFS	310,864	312,742	312,044	294,130	1,229,780
Market Pulp (short tons)	21,927	16,562	31,455	20,277	90,221
Corrugating Medium (short tons)	32,773	34,060	34,568	33,883	135,284
Net Sales Price (b)
Commodity UFS ($/short ton)	$934	$910	$948	$932	$931
Premium and Specialty UFS ($/short ton)	$1,085	$1,087	$1,093	$1,094	$1,090
Market Pulp ($/short ton)	$603	$631	$574	$455	$565
Corrugating Medium ($/short ton)	$469	$487	$483	$485	$481
Depreciation & Amortization (000)	$22,052	$22,363	$22,471	$22,596	$89,482
Capital Spending (000)	$15,907	$18,574	$18,275	$21,469	$74,225

Total Company
EBITDA (000) (c)	$82,238	$70,514	$98,524	$81,371	$332,647
EBITDA Excluding Special Items (000) (c)	$84,438	$70,514	$98,524	$85,035	$340,241
Net Income Per Share: Basic (d)	$0.23	$0.11	$0.25	$0.16	$0.74
Net Income Per Share: Diluted (d)	$0.21	$0.11	$0.24	$0.15	$0.70
Net Income per diluted share excluding special items (c) (d)	$0.22	$0.11	$0.24	$0.17	$0.75
Free cash flow (000) (c)	$36,985	$5,380	$49,311	$29,753	$121,429
____________

(a)	Includes corrugated container and sheet volumes and prices for Tharco and Hexacomb since their acquisitions on March 1 and December 1, 2011, respectively.

(b)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(c)	Reconciliations of net income (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income to net income excluding special items, and free cash flow are provided as an appendix.

(d)
During the six months ended June 30, 2011, Boise Inc. warrant holders exercised their warrants, resulting in the issuance of 38.4 million additional common shares. During 2011, we repurchased 21.2 million of our common shares, resulting in a decrease to the number of weighted average shares included in the basic and diluted net income per share calculation.

Prior-year information is available on our website at www.BoiseInc.com.

Boise Inc.
Appendix

Other Financial Measures
(unaudited, dollars and shares in thousands, except per-share data)

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation, amortization, and depletion. The following table reconciles net income to EBITDA for 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
Net income	$21,338	$13,662	$3,603		$38,603
Interest expense	15,365	15,433	15,458		46,256
Interest income	(44)	(54)	(3)		(101)
Income tax provision	13,193	8,805	2,584		24,582
Depreciation, amortization, and depletion	37,556	37,303	37,540		112,399
EBITDA	$87,408	$75,149	$59,182		$221,739

The following table reconciles EBITDA to EBITDA excluding special items by quarter and year to date for 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
EBITDA	$87,408	$75,149	$59,182		$221,739
St. Helens charges	—	—	31,288		31,288
EBITDA excluding special items	$87,408	$75,149	$90,470		$253,027

The following table reconciles net income to net income excluding special items and presents net income excluding special items per diluted share by quarter and for the year ending December 31, 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
Net income	$21,338	$13,662	$3,603		$38,603
St. Helens charges	—	—	31,288		31,288
Tax provision for special items (a)	—	—	(12,108)		(12,108)
Net income excluding special items	$21,338	$13,662	$22,783		$57,783
Weighted average common shares outstanding: diluted	101,414	101,008	101,030		101,131
Net income excluding special items per diluted common share	$0.21	$0.14	$0.23		$0.57
___________

(a)	Special items are tax effected in the aggregate at an assumed combined federal and state statutory rate in effect for the period.

The following table reconciles cash provided by operations to free cash flow for 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
Cash provided by operations	$31,479	$41,648	$92,147		$165,274
Expenditures for property and equipment	(23,133)	(29,324)	(29,836)		(82,293)
Free cash flow	$8,346	$12,324	$62,311		$82,981

Boise Inc.
Appendix

Other Financial Measures
(unaudited, dollars and shares in thousands, except per-share data)

The following table reconciles net income to EBITDA for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
Net income	$18,694	$11,897	$28,364	$16,255	$75,210
Interest expense	16,367	16,072	15,725	15,653	63,817
Interest income	(78)	(74)	(58)	(59)	(269)
Income tax provision	13,281	6,529	18,119	12,202	50,131
Depreciation, amortization, and depletion	33,974	36,090	36,374	37,320	143,758
EBITDA	$82,238	$70,514	$98,524	$81,371	$332,647

The following table reconciles EBITDA to EBITDA excluding special items for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
EBITDA	$82,238	$70,514	$98,524	$81,371	$332,647
Inventory purchase accounting expense	2,200	—	—	—	2,200
Transaction-related costs (a)	—	—	—	1,364	3,094
Loss on extinguishment of debt	—	—	—	2,300	2,300
EBITDA excluding special items	$84,438	$70,514	$98,524	$85,035	$340,241
____________

(a)
Transaction-related costs during first, second, and third quarter 2011 were not individually significant and were not considered special items in any of these quarters. Total transaction-related costs during fourth quarter and for the year 2011 were significant and are reported as special items.

Boise Inc.
Appendix

Other Financial Measures
(unaudited, dollars and shares in thousands, except per-share data)

The following table reconciles net income to net income excluding special items and presents net income excluding special items per diluted share for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
Net income	$18,694	$11,897	$28,364	$16,255	$75,210
Inventory purchase accounting expense	2,200	—	—	—	2,200
Transaction-related costs (a)	—	—	—	1,364	3,094
Loss on extinguishment of debt	—	—	—	2,300	2,300
Tax provision for special items (b)	(851)	—	—	(1,418)	(2,939)
Net income excluding special items	$20,043	$11,897	$28,364	$18,501	$79,865
Weighted average diluted shares outstanding (c)	90,417	111,772	117,955	106,613	106,746
Net income per diluted share excluding special items	$0.22	$0.11	$0.24	$0.17	$0.75
____________

(a)
Transaction-related costs during first, second, and third quarter 2011 were not individually significant and were not considered special items in any of these quarters. Total transaction-related costs during fourth quarter and for the year 2011 were significant and are reported as special items.

(b)	Taxes are applied to special items in the aggregate at the combined federal and state statutory rate in effect for the period.

(c)
The increase in the weighted average number of common shares is primarily related to 38.4 million additional common shares issued related to warrants exercised during the six months ended June 30, 2011, partially offset by 21.2 million common shares repurchased during the second half of 2011.

The following table reconciles cash provided by operations to free cash flow for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
Cash provided by operations	$61,635	$34,467	$79,443	$74,646	$250,191
Expenditures for property and equipment	(24,650)	(29,087)	(30,132)	(44,893)	(128,762)
Free cash flow	$36,985	$5,380	$49,311	$29,753	$121,429